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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                April 17, 2003
                                --------------
               Date of Report (Date of earliest event reported)

                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-10079                  94-2885898
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       (State or other            (Commission File           (I.R.S. Employer
       jurisdiction of                 Number)              Identification No.)
        incorporation)

                             3901 North First Street
                         San Jose, California 95134-1599
                    (Address of principal executive offices)

                                 (408) 943-2600
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              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

            Exhibit 99.1 Press Release dated as of April 17, 2003 entitled "Cypress Reports First Quarter 2003 Results."

Item 9. Regulation FD Disclosure

      In accordance with SEC Release No. 33-8216, the following information (including any exhibits attached to this Current Report on Form 8-K) is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

      On April 17, 2003, Cypress Semiconductor Corporation issued a press release announcing its anticipated results for the fiscal quarter ended March 30, 2003. The press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

                      Use of Non-GAAP Financial Information

      Cypress provides certain non-GAAP financial measures as additional information relating to its operating results. Cypress's management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The calculations of non-GAAP financial measures have been adjusted to exclude the effects of acquisition costs, restructuring charges, impairments, asset write-downs, non-cash deferred compensation, gains on bond retirement and certain employee loan reserves.

      Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

      The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Cypress, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYPRESS SEMICONDUCTOR CORPORATION

Date: April 17, 2003                   By: /s/ Emmanuel Hernandez
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                                           Emmanuel Hernandez
                                           Chief Financial Officer,
                                           Executive Vice
                                           President, Finance and Administration

                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED APRIL 17, 2003

   Exhibit                           Description
   -------                           -----------

     99.1 Press Release dated as of April 17, 2003 entitled "Cypress Reports First Quarter 2003 Results."